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                                                                  EXHIBIT 10.6.1

                                   JOINDER TO
                            INDEMNIFICATION AGREEMENT

     JOINDER TO INDEMNIFICATION AGREEMENT (the "JOINDER AGREEMENT"), dated December 30, 1998 and effective as of November 23, 1998, by and among Allied Riser Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG"), Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("Norwest"), and ANDA Partnership, an Illinois general partnership ("ANDA" and collectively with the Company, EGI-ARC, TP, CWF, EVW and Norwest, the "PARTIES"), to that certain Indemnification Agreement (the "INDEMNIFICATION AGREEMENT"), dated as of November 23, 1998, by and among the Company, EGI-ARC, TP and the other persons identified therein. All terms not otherwise defined herein shall have the meanings given such terms in the Indemnification Agreement.

     WHEREAS, Section 3.13 of the Indemnification Agreement permits Financial Sponsors owning not less than 50% of the ARC Holdings Common Stock owned by all Financial Sponsors to admit additional Persons as Financial Sponsors and Indemnitees under the Indemnification Agreement with the same rights as the Financial Sponsors thereunder;

     WHEREAS, EGI-ARC, TP, CWF, EVW, CIII and LEG desire that each of Norwest and ANDA become a party to the indemnification Agreement as a Financial Sponsor and Indemnitee thereunder, and each of Norwest and ANDA desires to become a party to the Indemnification Agreement as a Financial Sponsor and Indemnitee thereunder, as provided herein;

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows:

     1. Designation and Joinder. (a) EGI-ARC, TP, CWF, EVW, CIII and LEG hereby designate each of Norwest and ANDA as a Financial Sponsor and Indemnitee for all purposes under the Indemnification Agreement, entitled to all of the rights and subject to all of the obligations attendant thereunder to that status. Each of Norwest and ANDA hereby consents and agrees to such designation, and further agrees that upon execution of this Joinder Agreement, it shall become a party to the Indemnification Agreement as a Financial Sponsor and an Indemnitee thereunder and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Indemnification Agreement as a Financial Sponsor and Indemnitee thereunder as though originally a party as a Financial Sponsor and Indemnitee thereunder.

     2.   Miscellaneous.

     (a) Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (b) Governing Law. This Joinder Agreement shall be governed by the laws of the state of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).


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     IN WITNESS WHEREOF, the Parties hereto have executed this Joinder to the
Indemnification Agreement as of the date first above written.


                                ALLIED RISER COMMUNICATIONS HOLDINGS, INC.

                                By: /s/David H. Crawford
                                    -------------------------------------------
                                Name:
                                Title:

                                EGI-ARC INVESTORS

                                By: GAMI Investments, Inc., its Managing Member

                                    By:    /s/Donald J. Liebentritt
                                           ------------------------------------
                                    Name:  Don Liebentritt
                                    Title: Vice President

                                TELECOM PARTNERS II, L.P.

                                By: Telecom Management II, L.L.C., its General
                                    Partner

                                    By     /s/Stephen W. Schovee
                                           ------------------------------------
                                    Name:  Stephen W. Schovee
                                    Title: Managing Member

                                CRESCENDO WORLD FUND, LLC

                                By: Crescendo Ventures World Fund, LLC, its
                                    General Partner

                                    By:    /s/R. David Spreng
                                           ------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member

                                EAGLE VENTURES WF, LLC


                                    By:    /s/R. David Spreng
                                           ------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member



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                                CRESCENDO III, L.P.

                                By: Crescendo Ventures III, LLC, its General
                                    Partner

                                    By:    /s/R. David Spreng
                                           ------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member


                                LAWRENCE EQUITY GROUP, L.L.C.


                                By:    /s/Joseph A. Spenske
                                       ----------------------------------------
                                Name:  Joseph A. Spenske
                                Title: Vice President and Managing Member


                                NORWEST VENTURE PARTNERS VII, L.P.

                                By: Itaska VC Partners VII, LLP, Its General Partner

                                By:    /s/Blair Whitaker
                                       ----------------------------------------
                                Name:  Blair Whitaker
                                Title: Partner

                                ANDA PARTNERSHIP, an Illinois general
                                partnership

                                By:    Ann Only Trust, an Illinois trust

                                By:    /s/Mark Slezak
                                       ----------------------------------------
                                Name:  Mark Slezak
                                Title: Co-Trustee

                                By:    Ann and Descendants, an Illinois trust

                                By:    /s/Mark Slezak
                                       ----------------------------------------
                                Name:  Mark Slezak
                                Title: Co-Trustee